EXHIBIT 5
                                                                 [To Be Updated]

          Funds Advised by FMR Table of Average Net Assets and Expense Ratios(a)


                                                                        RATIO OF NET
                                                                      ADVISORY FEES TO
                                                        AVERAGE         AVERAGE NET
INVESTMENT                                 FISCAL      NET ASSETS      ASSETS PAID TO
OBJECTIVE AND FUND                       YEAR END(a) (millions)(b)       FMR(c)
------------------                       ----------- -------------       ------
TAXABLE BOND
Spartan Investment Grade Bond(f)(i)        9/30/99         1,398.9        0.47(z)
Advisor Mortgage Securities(f)(i)(x)
    Class A                               10/31/99             2.6        0.43
    Class B                               10/31/99            13.9        0.43
    Class T                               10/31/99            24.8        0.43
    Institutional Class                   10/31/99            18.3        0.43
    Initial Class                         10/31/99           430.8        0.43
Advisor Government Investment: (f)(i)
    Class A                               10/31/99            12.3        0.43
    Class B                               10/31/99            85.7        0.43
    Class T                               10/31/99           213.0        0.43
    Class C                               10/31/99            27.1        0.43
    Institutional Class                   10/31/99            24.3        0.43
Advisor High Income: (e)(i)(x)
    Class A                               10/31/99             0.7        0.57(d)
    Class B                               10/31/99             1.1        0.57(d)
    Class T                               10/31/99             1.6        0.57(d)
    Class C                               10/31/99             1.3        0.57(d)
    Institutional Class                   10/31/99             0.7        0.57(d)
Advisor High Yield: (i)
    Class A                               10/31/99           168.0        0.58
    Class B                               10/31/99         1,130.7        0.58
    Class T                               10/31/99         2,523.1        0.58
    Class C                               10/31/99           217.3        0.58
    Institutional Class                   10/31/99           130.4        0.58
Advisor Short Fixed-Income: (f)(i)
    Class A                               10/31/99            13.1        0.43
    Class T                               10/31/99       $   307.3        0.43%
    Class C                               10/31/99            11.9        0.43
    Institutional Class                   10/31/99             6.9        0.43
Advisor Intermediate Bond: (f)(i)
    Class A                               10/31/99            15.8        0.43
    Class B                               10/31/99            52.9        0.43
    Class T                               10/31/99           304.2        0.43
    Class C                               10/31/99            11.3        0.43
    Institutional Class                   10/31/99           164.3        0.43
Institutional Short-Intermediate
   Government (f)                         11/30/99           407.7        0.45
Real Estate High Income                   11/30/99            98.4        0.73




                                                                        RATIO OF NET
                                                                      ADVISORY FEES TO
                                                        AVERAGE         AVERAGE NET
INVESTMENT                                 FISCAL      NET ASSETS      ASSETS PAID TO
OBJECTIVE AND FUND                       YEAR END(a) (millions)(b)       FMR(c)
------------------                       ----------- -------------       ------
Advisor Emerging Markets Income(h)
    Class A                               12/31/99             2.2        0.68
    Class B                               12/31/99            17.5        0.68
    Class T                               12/31/99            51.5        0.68
    Class C                               12/31/99             1.9        0.68
    Institutional Class                   12/31/99             2.3        0.68
Advisor Strategic Income: (f)(i)
    Class A                               12/31/99            11.4        0.58
    Class B                               12/31/99            81.4        0.58
    Class T                               12/31/99           193.5        0.58
    Class C                               12/31/99            14.3        0.58
    Institutional Class                   12/31/99             4.6        0.58
International Bond (h)                    12/31/99            68.5        0.68
New Markets Income(g)                     12/31/99           200.7        0.68
Real Estate High Income II                12/31/99           277.6        0.73
Strategic Income(j)                       12/31/99            32.2        0.58
Variable Insurance Products:
  High Income(i)
    Initial Class                         12/31/99      $ 2 ,338.3        0.58%
    Service Class                         12/31/99           187.9        0.58
Variable Insurance Products II:
  Investments Grade Bond(i)               12/31/99           711.2        0.43
U.S. Bond Index (f)                        2/28/00         1,435.9        0.14(z)
Capital & Income(i)                        4/30/00         2,779.3        0.58
High Income(i)                             4/30/00         3,223.0        0.58
Intermediate Bond(f)(i)                    4/30/00         3,248.0        0.43
Investment Grade Bond (f)(i)               4/30/00         2,103.2        0.43
Short-Term Bond(f)(i)                      4/30/00         1,256.0        0.43(z)
Spartan Government Income(f)               4/30/00           537.1        0.50(z)
The North Carolina Capital
Management Trust:
  Term Portfolio (f)                       6/30/00        $   86.4        0.35%
Ginnie Mae (f)(i)                          7/31/00         1,232.1        0.37(z)
Government Income (f)                      7/31/00         1,567.7        0.43
Intermediate Government Income (f)(i)      7/31/00           785.0        0.53(z)
Target Timeline Funds: (f)(i)
2001                                       7/31/00            15.7        0.00(z)
2003                                       7/31/00            23.2        0.00(z)

(a) All fund data are as of the fiscal year end noted in the chart or as of July 31, 2000, if fiscal year end figures are not available
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c)   Reflects  reductions  for any  expense  reimbursement  paid by or due from
      Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).
(d)   Annualized
(e)   Less than a complete fiscal year
(f) FMR has entered into a sub advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.
(g) FMR has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors
      (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), with respect to the fund.
(h) FMR has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
(i) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

(j) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA, with respect to the fund.

                           Vote this proxy card TODAY!
                         Your prompt response will save
                    Fidelity Real Estate High Income Fund II
                      the expense of additional mailings.
             Return the signed proxy card in the enclosed envelope.

                Please detach card at perforation before mailing.

--------------------------------------------------------------------------------

               *** CONTROL NUMBER: _______________________ ***
FIDELITY COVINGTON TRUST: FIDELITY REAL ESTATE HIGH INCOME FUND II PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Robert M. Gates, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Covington Trust:
Fidelity Real Estate High Income Fund II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 15, 2000 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please sign exactly as your name
                                    appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date _____________________, 2000


                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                                 Signature(s) (Title(s), if
                                                   applicable) PLEASE SIGN,
                                                  DATE, AND RETURN PROMPTLY
                                                    IN ENCLOSED ENVELOPE.

                                                      cusip# 315809608/fund# 671

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


Please detach card at perforation before mailing.

--------------------------------------------------------------------------------

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as Trustees:                           [  ]FOR all       [  ]WITHHOLD        1.
J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Edward C.           nominees listed   authority to
Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned. C. Lautenbach, Peter S. Lynch,        (except as        vote for all
William O. McCoy, Marvin L. Mann, Robert C. Pozen                                        marked to the     nominees
(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE    contrary at left)
NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

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

2.   To ratify the selection of PricewaterhouseCoopers LLP as independent accountants    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  2.
     of the fund.

3.   To authorize the Trustees to adopt an amended and restated Declaration of Trust.    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  3.

4.   To approve an amended management contract for the fund.                             FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  4.

5.   To approve a new sub-advisory agreement with Fidelity Management & Research (U.K.)  FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  5.
     Inc. for the fund.

6.   To approve a new sub-advisory agreement with Fidelity Management & Research (Far    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  6.
     East) Inc. for the fund.

7.   To modify the fund's investment objective and eliminate a fundamental investment    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  7.
     policy of the fund.

8.   To amend the fund's fundamental investment limitation concerning underwriting.      FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  8.

9.   To amend the fund's fundamental investment limitation concerning the concentration  FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  9.
     of its investments in a single industry.




REHI-PXC-1000                                                                                          cusip# 315809608/fund# 671

                                Vote this proxy card TODAY!
                              Your prompt response will save
                         Fidelity Real Estate High Income Fund II
                           the expense of additional mailings.
                  Return the signed proxy card in the enclosed envelope.

              Please detach card at perforation before mailing.

--------------------------------------------------------------------------------

                 *** CONTROL NUMBER: _______________________
FIDELITY COVINGTON TRUST: FIDELITY REAL ESTATE HIGH INCOME FUND II PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Robert M. Gates, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Covington Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 15, 2000 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                     NOTE:  Please sign exactly as your name
                                     appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                     Date _____________________, 2000

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                                 Signature(s) (Title(s), if
                                                  applicable) PLEASE SIGN,
                                                 DATE, AND RETURN PROMPTLY
                                                   IN ENCLOSED ENVELOPE.

                                                                   Fund# 671 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please detach card at perforation before mailing.

-------------------------------------------------------------------------------

PLEASE VOTE BY FILLING IN THE BOXES BELOW.


1.   To elect the twelve nominees specified below as Trustees:                           [  ]FOR all       [  ]WITHHOLD        1.
J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates,                     nominees listed   authority to
Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned. C. Lautenbach,              (except as        vote for all
Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen                        marked to the     nominees
(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE    contrary at left)
NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

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

2.   To ratify the selection of PricewaterhouseCoopers LLP as independent accountants    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  2.
     of the fund.

3.   To authorize the Trustees to adopt an amended and restated Declaration of Trust.    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  3.

4.   To approve an amended management contract for the fund.                             FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  4.

5.   To approve a new sub-advisory agreement with Fidelity Management & Research (U.K.)  FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  5.
     Inc. for the fund.

6.   To approve a new sub-advisory agreement with Fidelity Management & Research (Far    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  6.
     East) Inc. for the fund.

7.   To modify the fund's investment objective and eliminate a fundamental investment    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  7.
     policy of the fund.

8.   To amend the fund's fundamental investment limitation concerning underwriting.      FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  8.

9.   To amend the fund's fundamental investment limitation concerning the concentration  FOR [ ]    AGAINST [ ]   ABSTAIN [ ]  9.
     of its investments in a single industry.


REHI-PXC-1000                                                                                        cusip# 315809608/fund# 671 H